UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2012

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2012, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of ADVENTRX Pharmaceuticals, Inc. (the "Company") adopted the ADVENTRX Pharmaceuticals, Inc. Change in Control Severance Plan (the "Plan") and designated certain company officers, including Gregory D. Gorgas, one of the Company’s named executive officers (as identified in the Company’s proxy statement relating to the Company’s 2012 annual meeting of stockholders) as participants in the Plan. The Board may amend or terminate the Plan at any time provided that any such amendment or termination will not take effect earlier than 12 months following the date the amendment or termination is adopted by the Board without the written consent of the affected participant.

Under the Plan, if a participant’s employment with the Company terminates as a result of an Involuntary Termination during the period commencing three months prior to and ending on the one-year anniversary of a Change in Control, and the participant timely delivers and does not revoke a general release of claims against the Company, then the participant shall be entitled to severance benefits consisting of: (a) a lump sum payment in an amount equal to six or nine months (the "Benefit Period") of the participant’s annual base salary in effect at the time of the eligible termination, with the number of months applicable to each participant determined by the Committee in the case of "officers" of the Company (as defined in Rule 16a-1(f) of the Exchange Act) and by the Company’s Chief Executive Officer or the Company’s President in the case of all other employees; and (b) a lump sum payment in an amount equal to the estimated cost of continuing the participant’s health care coverage and the coverage of the participant’s dependents who are covered at the time of the eligible termination under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for the Benefit Period. The Compensation Committee assigned a nine-month Benefit Period to Mr. Gorgas.

In summary, for purposes of the Plan:
• "Involuntary Termination" means the termination of the employment of a participant by the Company without Cause or by the participant for Good Reason;
• "Cause" means (i) any act of personal dishonesty taken by the participant in connection with his or her responsibilities as an employee which is intended to result in substantial personal enrichment of the participant; (ii) the participant’s conviction of a felony that the Board reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business; (iii) a willful act by the participant that constitutes misconduct and is materially injurious to the Company; or (iv) continued willful violations by the participant of the participant’s obligations to the Company after there has been delivered to the participant a written demand for performance from the Company that describes the basis for the Company’s belief that the participant has not substantially performed his or her duties;
• "Good Reason" means (i) without the participant’s express written consent, a material reduction or alteration of the participant’s duties, position or responsibilities relative to the participant’s duties, position or responsibilities in effect immediately prior to such reduction or alteration, or the removal of the participant from such position, duties or responsibilities; (ii) without the participant’s express written consent, a material reduction by the Company of the participant’s base salary as in effect immediately prior to such reduction; (iii) without the participant’s express written consent, the relocation of the participant’s principal place of employment with the Company by more than 50 miles; or (iv) a material breach of the Plan, including, but not limited to the failure of the Company to obtain the assumption of the Plan by any successor; and
• "Change in Control" means (i) certain changes during any 24-month period in individuals constituting a majority of the Board; (ii) certain acquisitions of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board, other than by the Company or any subsidiary, any employee benefit plan sponsored or maintained by the Company or any subsidiary, any underwriter temporarily holding securities pursuant to an offering of such securities, or any person whose acquisition of such securities is less than 50% and is approved in advance by a majority of the incumbent Board; (iii) the consummation of certain mergers, consolidations, statutory share exchanges, or similar forms of corporate transactions involving the Company or any of its subsidiaries that require the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction; or (iv) approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company or the sale of all or substantially all of the Company’s assets. Notwithstanding the foregoing, a "change in control" shall not be deemed to have occurred if, immediately following the triggering transaction, (A) more than 50% of the total voting power of surviving corporation (or, if applicable, of a parent corporation of the surviving corporation that holds at least 90% of the voting securities of the surviving corporation) is represented by voting securities of the Company that were outstanding immediately prior to the transaction and such securities are held in substantially the same proportion as immediately prior to the transaction, (B) no person becomes the beneficial owner of 30% or more of the total voting power of the outstanding securities eligible to elect directors of the surviving corporation (or its parent corporation, as applicable); and (C) at least a majority of the members of the board of directors of the surviving corporation (or its parent corporation, as applicable) were incumbent members of the Board at the time of the Board’s approval of the transaction.

The foregoing description of the terms of the Plan is subject to, and qualified in its entirety by, the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

December 7, 2012	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Change in Control Severance Plan, effective as of December 6, 2012